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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of earliest event reported) March 9, 2000


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-5885                     13-2625764
  (State or other juris-           (Commission                 (IRS Employer
diction of incorporation)          File Number)             Identification No.)

        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (212) 483-2323
        -----------------------------------------------------------------

          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

         On March 9, 2000, the Registrant issued a press release announcing the introduction of LabMorgan, the firm's new e-finance unit. J.P. Morgan intends to commit up to $1 billion to electronic business initiatives in 2000, the majority of which will be invested as capital in promising ventures. A copy of such press release is filed herein as exhibit 99a.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             99a.    Copy of press release of J.P. Morgan & Co.
                     Incorporated dated March 9, 2000.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        J.P. MORGAN & CO. INCORPORATED
                                        ------------------------------
                                        (REGISTRANT)






                                        /s/   Grace B. Vogel
                                        ----------------------------
                                        NAME:  Grace B. Vogel
                                        TITLE: Chief Accounting Officer



DATE: March 9, 2000